Filed pursuant to Rule 497(e) under the
Securities Act of 1933, as amended
Securities Act File No. 333-141120

GOTHAM INDEX PLUS FUND

Institutional Class Shares

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated March 31, 2016 to the Gotham Index Plus Fund’s (the “Fund”) Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2016, each as may be amended or supplemented from time to time

The information in this supplement updates and amends certain information contained in the Prospectus, Summary Prospectus and SAI for the Fund and should be read in conjunction with such documents.

Reduction in Expense Limitation for the Fund

Effective as of March 31, 2016, the Adviser has agreed to a reduction in the Fund’s Expense Limitation (defined below) from an annual rate of 1.17% to 1.15% of the Fund’s average daily net assets.  The Fund’s Prospectus, Summary Prospectus, and SAI are hereby amended to reflect these changes.

Accordingly, the fee table and accompanying footnotes with respect to the Fund under the heading “Annual Fund Operating Expenses” and the related Expense Example in the Fund’s Prospectus and Summary Prospectus are deleted in their entirety and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)(1)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees(2)	1.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	3.42%
Dividend and Interest Expense on Securities Sold Short	2.13%
Other Operating Expenses	1.29%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund Operating Expenses(4)	4.42%
Fee Waivers and/or Expense Reimbursements(2),(5)	(1.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2),(4),(5)	3.28%

(1)          Effective February 1, 2016, the holding period for assessment of the redemption fee has been reduced from 90 days of purchase to 30 days of purchase.  Investments made prior to February 1, 2016 are subject to the 90 day holding period in effect at the time of purchase.

(2)          Expenses shown above have been restated to reflect a reduction in the Fund’s contractual advisory fee and Expense Limitation (defined below).  Effective March 31, 2016, the Fund’s Expense Limitation (on an annual basis) was reduced from 1.17% to its current rate of 1.15% of the Fund’s average daily net assets.  The Expense Limitation was previously reduced from a rate of 1.50% to 1.17% on December 7, 2015.  Additionally, on December 7, 2015, the Fund’s Management Fee (on an annual basis) was reduced from 1.33% to its current rate of 1.00% of the Fund’s average daily net assets.

(3)          AFFE for the Fund’s most recently ended fiscal year was 0.09% of the Fund’s average daily net assets. The AFFE figure in the table has been restated to reflect the impact of a change to the Fund’s investment strategy whereby the Fund has ceased investing in ETFs as part of its principal investment strategy to gain exposure to the Index in favor of directly investing in securities included in the Index as part of its principal investment strategy.

(4)          Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets that are disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund” fees and expenses.

(5)          Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, AFFE, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2019, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation level.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$331	$1,126	$2,051	$4,412

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE